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                                                                    Exhibit 23.2

                                                          [ARTHUR ANDERSEN LOGO]



CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K into the Company's previously filed Registration Statements File No. 333-42878, 333-14657, and 33-83890.


                                               /s/ ARTHUR ANDERSEN LLP


Baltimore, Maryland
October 13, 2000